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                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-848) of Creative Computers, Inc. of our report dated February 3, 1999 appearing on page F-2 of this Form 10-K.



/s/ PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
March 31, 1999